LORAL SKYNET PROPRIETARY
                              AMENDMENT NUMBER FOUR
                                                                   T40110100-04
                            TO THE AGREEMENT BETWEEN

                      COLORADO SATELLITE BROADCASTING INC.

                                       AND

                                LORAL SKYNET(R)1

                     CONCERNING SKYNET SPACE SEGMENT SERVICE

On this 27th day of January, 2004, this amendment number four ("Amendment Number Four") is made to the Agreement between Colorado Satellite Broadcasting Inc., a corporation organized and existing under the laws of the State of Colorado and having its primary place of business at 7007 Winchester Circle, Suite 200, Boulder, CO 80301 (hereinafter referred to as "CUSTOMER", which expression shall include its successors and permitted assigns) and Loral Skynet, a Division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET", which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, on January 24, 2002, CUSTOMER and SKYNET entered into an Agreement whereby SKYNET is providing C-Band Service on the Telstar 4 satellite; and

WHEREAS, on November 26, 2002, May 15, 2003, and October 20, 2003 CUSTOMER and SKYNET amended the above-referenced Agreement; and

WHEREAS, CUSTOMER and SKYNET now wish to further amend the Agreement; and

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1. SECTION 1.1 OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING:

         1.1 (a) SKYNET offers and CUSTOMER hereby orders satellite space segment services as indicated in Section 2 below. Such services are provided on the Telstar 6 satellite on a full-time basis, along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

2. SECTION 2 OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING:

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1 SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation

2.       RATES AND TERMS OF SERVICE

     CUSTOMER shall pay a monthly rate for the Service in accordance with Paragraph 2 of the General Terms and Conditions and the following table:


  --------------- --------------------------- -------------- --------------------------- ------------------------------
     QUANTITY            SERVICE TYPE           SATELLITE        START AND END DATE      MONTHLY RATE PER TRANSPONDER
  --------------- --------------------------- -------------- --------------------------- ------------------------------
      1 (C1)            36 MHz, C-Band          Telstar 6        1-1-04 - 12-31-04                     $
                     Business Preemptible
  --------------- --------------------------- -------------- --------------------------- ------------------------------
      1 (C7)            36 MHz, C-Band          Telstar 6        1-1-04 - 12-31-04                     $
                     Business Preemptible
  --------------- --------------------------- -------------- --------------------------- ------------------------------
     1 (C14)            36 MHz, C-Band          Telstar 6        9-19-03 - 1-31-04                     $
                     Business Preemptible
  --------------- --------------------------- -------------- --------------------------- ------------------------------

3. SECTION 4.2 OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING:

4.2   EARLY TERMINATION OPTION

     At any time after November 30, 2004 CUSTOMER may terminate one (1) 36 MHz, C-Band transponder upon not less than thirty (30) days prior written notice. Upon the effective date of such a termination, CUSTOMER shall have no further payment obligation for the terminated transponder other than for outstanding charges for the terminated transponder provided up until the date of termination, and for any indemnification obligations of CUSTOMER.

Except as specifically amended in this Amendment Number Four, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have entered into this Amendment Number Four to the Agreement on the day and year first above written.

COLORADO SATELLITE                        LORAL SKYNET, A DIVISION OF
BROADCASTING INC.                         LORAL SPACECOM  CORPORATION

By: /s/ Larry Harmon                      By:  /s/Sandra James
   ---------------------------------         -----------------------------------

Print:  Larry Harmon                      Print:      Sandra James
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Title: VP of Broadcast Operations         Title: Director,  Contract Management
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Date:     1/29/04                         Date:       1/29/04
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